                                                                    EXHIBIT 99.2
[PRIDE INTERNATIONAL LOGO]

                                                                    NEWS RELEASE

         5847 SAN FELIPE, SUITE 3300  o  HOUSTON, TEXAS 77057  o  (713) 789-1400

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                       Contact: Earl W. McNiel
                                                     Nicolas J. Evanoff
                                                     (713) 789-1400


        PRIDE INTERNATIONAL REPORTS QUARTERLY EARNINGS OF $0.03 PER SHARE

         HOUSTON, TEXAS, APRIL 24, 2003 - Pride International, Inc. (NYSE: PDE) reported net earnings for the first quarter of 2003 of $3,748,000, or $0.03 per share, on revenues of $398,448,000. For the same period in 2002, Pride reported net earnings of $109,000, or $0.00 per share, on revenues of $298,557,000.

         The improvement in revenues and earnings for the first quarter of 2003 reflects increased activity in certain of our markets and the incremental contributions of rigs redeployed to more active markets subsequent to the first quarter of 2002. In the Gulf of Mexico, the improved results were positively impacted by the operation for a full quarter of nine jackup rigs and one semisubmersible deployed to Mexico subsequent to the first quarter of 2002. Average utilization of the Company's Gulf of Mexico jackup fleet during the first quarter of 2003 increased to 62% from 34% during the first quarter of 2002, and from 58% during the fourth quarter of 2002. Average daily revenues per rig during the first quarter of 2003 increased to $30,500 from $26,100 during the prior year first quarter and from $28,500 during the fourth quarter of 2002.

         Results for the Company's international land operations and E&P Services segment increased from the first and fourth quarters of 2002, driven by markedly higher activity levels in Argentina. Improved results were also driven by increased utilization in Colombia and Ecuador and the impact of a full quarter's contribution from a 3,000-horsepower rig deployed in Kazakhstan during the fourth quarter of 2002.

         Results from international offshore operations were comparable with the first and fourth quarters of 2002, reflecting the continued high utilization of the Company's floating rigs and international jackups. The positive impact of the Pride South Pacific's operation for the full quarter was offset by downtime for scheduled periodic surveys on the Pride South America and Pride South Atlantic during the quarter, as well as unscheduled repairs to leg damage to the Pride Montana. Results were also negatively affected by the cessation of a management contract for a semisubmersible rig in South Africa.


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         "We are beginning to see the benefits of our strategy started over a year ago to build our contract backlog with long-term work commitments," said Paul A. Bragg, Pride's President and Chief Executive Officer. "Our sequential results have improved over the past few quarters and should continue to do so as we wind down scheduled periodic surveys on our major assets and continue to redeploy rigs from our idle capacity. We are now benefiting from an improving environment in South America, and have recently seen a significant improvement in demand for our Gulf of Mexico platform rigs. We also have been successful in continuing a process of refinancing our debt to significantly reduce interest costs. As a result of these actions, we expect to generate higher sequential quarterly earnings throughout the balance of 2003."

         Pride will host a conference call at 9:00 a.m. central time on Friday, April 25, 2003, to further discuss earnings for the quarter, recent events and management's operational outlook. Individuals who wish to participate in the conference call may do so by dialing (800) 857-9715 in the United States or (630) 395-0037, outside of the United States. The conference leader will be Paul Bragg, President and Chief Executive Officer of Pride, and the password is "Pride". In addition, the conference call will be broadcast live, on a listen-only basis, over the Internet at http://www.firstcallevents.com/service/aiwz380089527gf12.html. A replay of the conference call, as well as an update of the contract status of the Company's rig fleet, historical financial statements and segment information and supplemental operating statistics, will be available on Pride's corporate web site at http://www.prideinternational.com.

         Pride International, Inc., headquartered in Houston, Texas, is one of the world's largest drilling contractors. The Company provides onshore and offshore drilling and related services in more than 30 countries, operating a diverse fleet of 331 rigs, including two ultra-deepwater drillships, 11 semisubmersible rigs, 35 jackup rigs, and 29 tender-assisted, barge and platform rigs, as well as 254 land rigs.

         The information above includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements, including statements relating to earnings expectations in future periods, are subject to certain risks, uncertainties and assumptions identified above or as disclosed from time to time in the Company's filings with the Securities and Exchange Commission. As a result of these factors, actual results may differ materially from those indicated or implied by such forward-looking statements.


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                            PRIDE INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)




                                                              THREE MONTHS ENDED MARCH 31,
                                                       -------------------------------------------
                                                               2003                  2002
                                                       ---------------------  --------------------
 Revenues                                                $    398,448          $     298,557
 Operating costs                                              265,993                187,398
                                                       ---------------------  --------------------
 Gross margin                                                 132,455                111,159
 Depreciation and amortization                                 60,796                 54,705
 Selling, general and administrative                           23,745                 23,402
                                                       ---------------------  --------------------
 Earnings from operations                                      47,914                 33,052
                                                       ---------------------  --------------------
 Other income (expense)
          Interest expense                                    (32,679)               (31,135)
          Interest income                                         254                  1,344
          Other, net                                           (3,264)                 2,316
                                                       ---------------------  --------------------
            Total other income (expense), net                 (35,689)               (27,475)
                                                       ---------------------  --------------------
 Earnings before income taxes and minority interest            12,225                  5,577
 Income tax provision                                           3,410                    950
 Minority interest                                              5,067                  4,518
                                                       ---------------------  --------------------
 Net earnings                                          $        3,748         $          109
                                                       =====================  ====================
 Net earnings per share
          Basic                                        $         0.03         $         0.00
          Diluted                                      $         0.03         $         0.00
 Weighted average shares outstanding
          Basic                                               134,131                132,863
          Diluted                                             134,840                133,816



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                            PRIDE INTERNATIONAL, INC.
                          RESULTS BY OPERATING SEGMENT
                                 (in thousands)
                                   (Unaudited)



                                                                   THREE MONTHS ENDED
                                                                       MARCH 31,
                                                       -------------------------------------------
                                                               2003                  2002
                                                       ---------------------  --------------------
Revenues
     Gulf of Mexico                                    $        56,265        $        32,600
     International offshore                                    163,177                159,652
     International land                                         99,750                 73,165
     E&P services                                               24,637                 17,095
     Technical services                                         54,619                 16,045
                                                       ---------------------  --------------------
         Total revenues                                        398,448                298,557
                                                       ---------------------  --------------------

Operating Costs
     Gulf of Mexico                                             43,134                 29,556
     International offshore                                     81,889                 80,209
     International land                                         68,208                 50,045
     E&P services                                               18,091                 11,907
     Technical services                                         54,671                 15,681
                                                       ---------------------  --------------------
         Total operating costs                                 265,993                187,398
                                                       ---------------------  --------------------

Gross Margin
     Gulf of Mexico                                             13,131                  3,044
     International offshore                                     81,288                 79,443
     International land                                         31,542                 23,120
     E&P services                                                6,546                  5,188
     Technical services                                            (52)                   364
                                                       ---------------------  --------------------
         Total gross margin                             $      132,455         $      111,159
                                                       ---------------------  --------------------

Days Worked
     Gulf of Mexico                                              1,910                  1,381
     International Offshore                                      2,389                  2,168
     International Land                                         15,003                  9,402

Utilization
     Gulf of Mexico                                                51%                    37%
     International Offshore                                        90%                    89%
     International Land                                            77%                    58%


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                            PRIDE INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                                  MARCH 31,            DECEMBER 31,
                                                                    2003                   2002
                                                             --------------------  ---------------------
                                                                 (Unaudited)
                           ASSETS
CURRENT ASSETS
         Cash and cash equivalents                           $         69,249      $        133,986
         Restricted cash                                               32,747                52,700
         Trade receivables, net                                       299,541               265,885
         Parts and supplies                                            76,501                64,920
         Deferred income taxes                                          3,317                 3,332
         Other current assets                                         173,305               148,561
                                                             --------------------  ---------------------
                  Total current assets                                654,660               669,384
                                                             --------------------  ---------------------
PROPERTY AND EQUIPMENT, net                                         3,382,604             3,395,774
                                                             --------------------  ---------------------
OTHER ASSETS
         Investments in and advances to affiliates                     29,918                29,620
         Goodwill                                                      69,014                72,014
         Other assets                                                 149,795               158,203
                                                             --------------------  ---------------------
                  Total other assets                                  248,727               259,837
                                                             --------------------  ---------------------
                                                             $      4,285,991      $      4,324,995
                                                             ====================  =====================
            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
         Accounts payable                                    $        170,629      $        186,657
         Accrued expenses                                             237,883               243,190
         Deferred income tax                                              991                   985
         Short-term borrowings                                         14,243                17,724
         Current portion of long-term debt                            183,336                95,610
         Current portion of long-term lease obligations                 2,665                 2,679
                                                             --------------------  ---------------------
                  Total current liabilities                           609,747               546,845
                                                             --------------------  ---------------------
OTHER LONG-TERM LIABILITIES                                            93,002                91,145
LONG-TERM DEBT, net of current portion                              1,687,413             1,791,619
LONG-TERM LEASE OBLIGATIONS, net of current portion                    11,955                12,511
DEFERRED INCOME TAXES                                                  90,699               100,966
MINORITY INTEREST                                                      87,271                82,204
STOCKHOLDERS' EQUITY                                                1,705,904             1,699,705
                                                             --------------------  ---------------------
                                                             $      4,285,991      $      4,324,995
                                                             ====================  =====================